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                                                                   EXHIBIT 10.31


       SECOND AMENDMENT TO THE AMENDED AND RESTATED OPERATING AGREEMENT
                      OF ELDER HEALTHCARE DEVELOPERS, LLC

  THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED OPERATING AGREEMENT OF ELDER HEALTHCARE DEVELOPERS, LLC ("Amendment") is made and entered into as of February 26, 1998, by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria"), and ASSISTED CARE DEVELOPERS, L.L.C., a Georgia limited liability company ("Assisted Care").

  RECITALS:

  A. Atria and Assisted Care entered into an Operating Agreement ("Operating Agreement") for Elder Healthcare Developers, LLC ("Company"), dated as of April 1, 1997, which was amended and restated by the parties on November 18, 1997, and amended again by the First Amendment to the Amended and Restated Operating Agreement of Elder Healthcare Developers, LLC., dated February 18, 1998.

  B. The parties desire to amend the Operating Agreement pursuant to the terms of this Amendment.

  AGREEMENT:

  NOW, THEREFORE, the parties hereby agree as follows:

   1. AMENDMENTS TO SECTION 8.5. Sections 8.5(a)of the Operating Agreement is hereby amended to read in its entirety as follows:

     8.5 PAYMENTS FOR SERVICES PROVIDED BY MEMBERS

       (a) (1) In connection with the services provided by Assisted Care pursuant to Section 8.2(a) the Company shall pay Assisted Care a development fee (the "Development Fee") equal to five percent of the facility's "Adjusted Cost" (as defined herein). In no event shall the Development Fee for any facility be less than $175,000 nor more than $250,000 unless the facility consists of at least one assisted living facility and one independent living facility located on one campus (a "Multi-Facility Campus"). If the Facility constitutes a Multi-Facilities Campus and the Facility's Adjusted Cost for the entire Multi-Facility Campus is more than $5,000,000, then the Development Fee shall be five percent of the Adjusted Cost of each facility constituting the Mult-Facilitiy Campus, provided that the Development Fee payable for any facility included in the Multi-Facility Campus shall not exceed $250,000. For Example, if a Multi-Facility Campus consisted of one assisted living facility whose Adjusted Cost was $7,000,000 and one independent living facility whose Adjusted Cost was $3,250,000, then the Development Fee due Assisted Care will be the sum of $250,000 for the Assisted Living Facility plus $162,500 for the Independent Living Facility.

                                                                           DRAFT
                                                               FEBRUARY 25, 1998
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       (a)(2) The Company shall pay the development fee in three installments with the first installment being due at the closing of the purchase of the land for such facility, the second installment being due at the rough-in inspection approval for such a facility, and the final installment upon the receipt of a Certificate of Occupancy for that facility. For the purposes of this Agreement, the term "Adjusted Cost" shall be the cost of all expenses incurred by the Company in connection with the acquisition of the land, construction of the facility and all other reasonable expenses incurred by the Company in completing the facility and obtaining a Certificate of Occupancy.

   2. NO AMENDMENT TO BALANCE OF OPERATING AGREEMENT. All other provisions of the Operating Agreement remain unaffected and unchanged by this Amendment.

   3.  MISCELLANEOUS PROVISIONS.

      3.1 BINDING AGREEMENT. Except as otherwise provided herein, this Amendment shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors and assigns.

      3.2 ENTIRE AGREEMENT. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter hereof. No variations, modifications or changes hereof shall be binding upon any Member unless set forth in a document duly executed by such Member.

      3.3 COUNTERPARTS. This Amendment may be signed in one or more counterparts, each of which shall constitute an original agreement, but all of which shall constitute one agreement.

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        ATRIA COMMUNITIES, INC.

                                        By: /s/ J. TIMOTHY WESLEY
                                           ------------------------------------
                                        Title: Chief Financial Officer
                                              ---------------------------------
                                                          ("Atria")

                                        ASSISTED CARE DEVELOPERS, L.L.C.

                                        By: /s/ GEORGE A. SCHEOPF
                                           ------------------------------------
                                        Title: President
                                              ---------------------------------
                                                      ("Assisted Care")

                                                                           DRAFT
                                                               FEBRUARY 25, 1998

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